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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): November 8, 2001


                     VANDERBILT MORTGAGE AND FINANCE, INC.
                             VANDERBILT ABS CORP.
                              CLAYTON HOMES, INC.
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            (Exact name of registrant as specified in its charter)


  Vanderbilt - Tennessee
  Vanderbilt ABS Corp. - Del.
  Clayton Homes, Inc. - Del.            333-57532              62-0997810
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)       Identification No.)



500 Alcoa Trail
Maryville, Tennessee                                              37804
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(Address of Principal                                           (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (865) 380-3000

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Item 5.  Other Events
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Filing of Computational Materials.
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     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-C (the "Certificates"), Credit Suisse First Boston Corporation and Bear, Stearns & Co. Inc., as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the collateral in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(h) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Credit Suisse First Boston Corporation and Bear, Stearns & Co. Inc. are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  Computational Materials
               Filed in accordance with Rule 311(h) of Regulation S-T on Form SE dated November 8, 2001.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By     /s/ David Jordan
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    Name:  David Jordan
    Title: Secretary



VANDERBILT ABS CORP.



By       /s/ David Jordan
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    Name:  David Jordan
    Title: Secretary



CLAYTON HOMES, INC.



By       /s/ Amber Krupacs
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    Name:  Amber Krupacs
    Title: Vice President


Dated:  November 8, 2001

                                 Exhibit Index
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Exhibit                                                                 Page
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99.1     Computational Materials

                                 Exhibit 99.1
                            Computational Materials

 In accordance with Rule 311(h) of Regulation S-T, the Computational Materials are being filed on paper on Form SE dated November 8, 2001.